UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2013 (May 10, 2013)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2013, Arlington Asset Investment Corp. (the “Company”) entered into separate At-the-Market Issuance Sales Agreements (the “Sales Agreements”) with each of MLV & Co. LLC and JMP Securities LLC (each, a “Sales Agent” and together, the “Sales Agents”), pursuant to which the Company may offer and sell, from time to time, up to $75,000,000 principal amount of the Company’s 6.625% Senior Notes due 2023 (the “Notes”) through an “at the market” debt offering program through the Sales Agents.

Sales of the Notes pursuant to the Sales Agreements, if any, may be made in negotiated transactions or any method permitted by Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. The Sales Agents are not required to sell any specific number of the Notes, but each Sales Agent will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices on mutually agreed terms between the Sales Agent and the Company. On any given day, only one Sales Agent may sell the Notes pursuant to the Sales Agreements. Under the Sales Agreements, the applicable Sales Agent will be entitled to compensation of up to 2.0% of the gross sales price of all Notes sold through it as Sales Agent.

The Notes sold pursuant to the Sales Agreements will be issued pursuant to a prospectus dated January 20, 2011, as supplemented by a prospectus supplement dated May 10, 2013, in each case filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-171537) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on January 20, 2011. The Notes will be issued pursuant to the First Supplemental Indenture (the “First Supplemental Indenture”), dated as of May 1, 2013, by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The First Supplemental Indenture supplements the Indenture entered into by and between the Company and the Trustee, dated as of May 1, 2013 (the “Base Indenture” and, together with the First Supplemental Indenture, the “Indenture”).

The up to $75,000,000 in aggregate principal amount of Notes that the Company may offer and sell under the prospectus supplement and the accompanying prospectus constitutes a further issuance of and are fungible with the $25,000,000 in aggregate principal amount of 6.625% Senior Notes due 2023 that the Company issued on May 1, 2013 (the “Initial Notes”), and form a single series of debt securities with the Initial Notes. The Notes will have terms identical to the Initial Notes and will have the same CUSIP number as, and will be fungible and vote together with, the Initial Notes immediately upon issuance. The Notes and the Initial Notes are traded on the New York Stock Exchange under the symbol “AIW.”

The foregoing description of the Sales Agreements is not complete and is qualified in its entirety by reference to the entire Sales Agreements, copies of which are attached hereto as Exhibit 1.1 and Exhibit 1.2, and incorporated herein by reference.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Note, included as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 1, 2013 and incorporated by reference herein and into the Registration Statement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes set forth in Item 1.01 to this Current Report on Form 8-K and Item 1.01 to the Company’s Current Report on Form 8-K filed on May 1, 2013 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	At-the-Market Issuance Sales Agreement, dated May 10, 2013, by and between the Company and MLV & Co. LLC.

1.2	At-the-Market Issuance Sales Agreement, dated May 10, 2013, by and between the Company and JMP Securities LLC.

4.1	Form of 6.625% Senior Notes due 2023 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 1, 2013).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: May 13, 2013	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	At-the-Market Issuance Sales Agreement, dated May 10, 2013, by and between the Company and MLV & Co. LLC.

1.2	At-the-Market Issuance Sales Agreement, dated May 10, 2013, by and between the Company and JMP Securities LLC.

4.1	Form of 6.625% Senior Notes due 2023 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 1, 2013).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).